M otion Control Solutions Industrial System s Creating a better tomorrow™… Fourth Quarter 2023 Earnings February 8, 2024 Louis Pinkham, Chief Executive Officer Rob Rehard, Executive Vice President, Chief Financial Officer

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… 4Q 2023 FORWARD LOOKING STATEMENTS 2 This release contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Regal Rexnord’s current estimates, expectations and projections about Regal Rexnord’s future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the acquisition of Altra Industrial Motion Corp. (“Altra”), the benefits and synergies of the acquisition of Altra (the "Altra Transaction"), future opportunities for Regal Rexnord and any other statements regarding Regal Rexnord’s future operations, anticipated economic activity, business levels, credit ratings, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward- looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “intend,” “plan,” “may,” “will,” “project,” “forecast,” “would,” “could,” “should,” and similar expressions. These forward-looking statements are based upon information currently available to Regal Rexnord and are subject to a number of risks, uncertainties, and other factors that could cause Regal Rexnord's performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause Regal Rexnord’s actual results to differ materially from the results referred to in the forward-looking statements Regal Rexnord makes in this release include: Regal Rexnord’s substantial indebtedness as a result of the Altra Transaction and the effects of such indebtedness on Regal Rexnord's financial flexibility after the Altra Transaction; Regal Rexnord’s ability to achieve its objectives on reducing its indebtedness on the desired timeline; dependence on key suppliers and the potential effects of supply disruptions; fluctuations in commodity prices and raw material costs; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; the possibility that Regal Rexnord may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the Altra Transaction, and the merger with the Rexnord Process & Motion Control business (the “Rexnord PMC business”) within the expected time-frames or at all and to successfully integrate Altra and the Rexnord PMC business; expected or targeted future financial and operating performance and results; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Altra Transaction or our merger with the Rexnord PMC business; Regal Rexnord’s ability to retain key executives and employees; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; challenges to the tax treatment that was elected with respect to the merger with the Rexnord PMC business and related transactions; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which Regal Rexnord does business; dependence on significant customers and distributors; cyclical and seasonal impact on sales of products into particular markets and industries; risks associated with climate change and uncertainty regarding our ability to deliver on our climate commitments and/or to meet related investor, customer and other third party expectations relating to our sustainability efforts; risks associated with global manufacturing, including risks associated with public health crises and political, societal or economic instability, including instability caused by ongoing geopolitical conflicts; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling, water heating and aerospace; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that Regal Rexnord cannot control; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures, including in connection with our proposed sale of the industrial motors and generators businesses that comprise a majority of our Industrial Systems operating segment (the "Proposed Sale”); the possibility that the conditions to the consummation of the Proposed Sale will not be satisfied on the terms or timeline expected, or at all; failure to obtain, or delays in obtaining, or adverse conditions related to obtaining regulatory approvals sought in connection with the Proposed Sale; Regal Rexnord's ability to identify and execute on future M&A opportunities, including significant M&A transactions; the impact of any such M&A transactions on Regal Rexnord's results, operations and financial condition, including the impact from costs to execute and finance any such transactions; unanticipated costs or expenses that may be incurred related to product warranty issues; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; effects on earnings of any significant impairment of goodwill; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; costs and unanticipated liabilities arising from rapidly evolving data privacy laws and regulations; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including, but not limited, to those described in Regal Rexnord's Annual Report on Form 10-K on file with the Securities and Exchange Commission (the "SEC") and from time to time in other filed reports including Regal Rexnord's Quarterly Reports on Form 10-Q. For a more detailed description of the risk factors associated with Regal Rexnord, please refer to Part I, Item 1A - Risk Factors in Regal Rexnord’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 on file with the SEC and subsequent SEC filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this release are made only as of the date of this release and Regal Rexnord undertakes no obligation to update any forward-looking information contained in this release or with respect to the announcements described herein to reflect subsequent events or circumstances.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… NON-GAAP FINANCIAL MEASURES 3 4Q 2023 We prepare our financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this earnings release, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share, adjusted income from operations, adjusted operating margin, adjusted net sales, adjusted gross margin, net debt, EBITDA, adjusted EBITDA, proforma EBITDA, proforma adjusted EBITDA, proforma adjusted EBITDA (including synergies), interest coverage ratio, interest coverage ratio (including synergies), adjusted EBITDA margin, adjusted net income attributable to Regal Rexnord, adjusted cash flows from operations, adjusted free cash flow, adjusted free cash flow as a percentage of adjusted net income attributable to Regal Rexnord (or free cash flow conversion), adjusted income before taxes, adjusted provision for income taxes, and adjusted effective tax rate. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while the other non-GAAP measures disclosed are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In addition to these non-GAAP measures, we use the term “organic sales growth” and "pro forma organic sales growth" to refer to the increase in our sales between periods that is attributable to organic sales. “Organic sales” refers to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition and excluding any sales from business divested/to be exited recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. “Proforma organic sales” refers to "organic sales" giving effect to the acquisition of Altra. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods. The assumptions and related pro forma adjustments in the selected financial information presented within this release are consistent with those presented in the Company's Current Reports on Form 8-K filed on June 5, 2023 and September 8, 2023 giving effect to the acquisition of Altra and related transactions and are inclusive of the measurement period adjustments included in the Company's Annual Report on Form 10-K to be filed on February 23, 2024.

M otion Control Solutions Industrial System s Creating a better tomorrow™… Opening Comments & Overview LOUIS PINKHAM, CEO 4Q 2023 Results, 2024 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 4Q 2021

4Q 2023

OPENING COMMENTS & OVERVIEW

- **Delivered On 4Q Commitments, Including Strong Execution On FCF And Margins**
- **2023 Characterized By Robust FCF Generation, Solid Margin Performance And Transformational Portfolio Change**

<u>4Q Performance</u>

- Sales Up 29.2% Y/Y, Down 6.9% On A Pro Forma Organic Basis
- Pro Forma Daily Orders Down 6.0%
  - o Still-Elevated Backlog At AMC
  - o January Daily Orders Flat; Expect 1Q Down MSD Versus Prior Year
- Adjusted EBITDA* Of $346.5 Million
- Adjusted EBITDA Margin* Of 21.5% Up 40 BPS Versus Prior Year On A Pro Forma Basis
  - o Deleverage Rate Of 14.6%
- Strong Adjusted Free Cash Flow* Of $170.9 Million; Full Year Adjusted Free Cash Flow Of $683.1 Million, Nearly 2x 2022


Pro Forma Adjusted Net Sales*
$1,714.1
$1,608.2
4Q22
4Q23


Pro Forma Adjusted EBITDA* & Margin*
$362.0
$346.5
21.1%
21.5%
4Q22
4Q23


Adjusted Diluted EPS*
$2.64
$2.28
4Q22
4Q23


Adjusted Free Cash Flow*
$169.0
$170.9
4Q22
4Q23

* $ Millions, Except Per Share Data; Non-GAAP Financial Measurement, See Appendix For Reconciliation

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©2023 Regal Rexnord Corporation, Proprietary and Confidential

4Q 2023

MICRO MOTION OVERVIEW

Profile

2023 Sales ~$150 Million

2023 Organic Growth +22%

N.A. 55%, EMEA 32%, APAC 13%

How We Win

Technology And Quality Leadership in critical, highly-regulated end-markets.

Deep Application Expertise in demanding applications; ability to co-innovate with customers and offer sub-system solutions.

Differentiated Service Levels, including end to end collaboration and local fulfillment.

Longstanding, Trusted Brands that signify reliability and drive high customer loyalty.

Key Growth Markets & Applications

Surgical Solutions

Key Products:
Sterilizable Brushless Slotless & Slotted Motors, Controllers, Encoders

Example Applications:
Orthopedic Drills, Laparoscopic Shavers, Surgical Robots, ENT Drills



Infusion & Cardio Support

Key Products:
Coreless DC, Brushless Slotless and Drive Assemblies, Encoders, Gearheads

Example Applications:
Ambulatory & Insulin Pumps, LVAD, Injection Pens, Revascularization



Aerospace

Key Products:
Brushless & Brushed DC Motors, Linear Actuators, Gearboxes, Encoders

Example Applications:
Fuel Pumps, Flight & Environmental Controls, Electronic Window Shades



Industrial Power Tools

Key Products:
Brushless Slotless Motors, Gearheads, Controllers

Example Applications:
Nut Runners, Pruning Shears, Riveters, Drills



Innovation Driving Share Gains In Key Applications

Medical Injector Pen



RRX Solution:
Complete *drive solution* with motor, encoder, gearing, & lead screw.

Arthroscopic Shaver

RRX Solution:
Double lifespan in harsh environments.



Bone Mill



RRX Solution:
Unique form factor optimizes power output, while enabling autoclaving.

Battery Torque Wrench

RRX Solution:
50% faster, 15% lighter, 5% smaller and 20% more efficient vs. incumbent.



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Creating a better tomorrow™...

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©2023 Regal Rexnord Corporation, Proprietary and Confidential

M otion Control Solutions Industrial System s Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 4Q 2023 Results, 2024 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Sales • Pro Forma Organic Net Sales Down 3.0% (Full Year Up 3.1%) • Key Drivers o Aerospace (+) o Data Center (+) o Medical (+) o Factory Automation (-) o Food & Beverage (-) AUTOMATION & MOTION CONTROL * Non-GAAP Financial Measurement, See Appendix For Reconciliation Strong Execution In A Mixed End Market Environment 8 4Q 2023 Pro Forma Adjusted Net Sales* ($M) $431.4 $420.7 4Q22 4Q23 Pro Forma Adjusted EBITDA* ($M) & EBITDA Margin* $102.9 $104.4 4Q22 4Q23 23.9% 24.8%

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Sales • Pro Forma Organic Net Sales* Down 1.5% • Key Drivers o Aerospace (+) o Energy (+) o Alternative Energy (-) o Food & Beverage (-) INDUSTRIAL POWERTRAIN SOLUTIONS * Non-GAAP Financial Measurement, See Appendix For Reconciliation Synergy Benefits Offsetting Mix Headwinds 9 4Q 2023 $235.2 $53. 5 $43. 4 Pro Forma Adjusted Net Sales* ($M) $651.6 $649.7 4Q22 4Q23 Pro Forma Adjusted EBITDA* ($M) & EBITDA Margin* $155.2 $155.7 4Q22 4Q23 23.8% 24.0%

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… POWER EFFICIENCY SOLUTIONS * Non-GAAP Financial Measurement, See Appendix For Reconciliation Preserving Margins In The Face Of Top Line Headwinds Sales • Organic Sales* Down 16.0% • Key Drivers o N.A. Residential HVAC, Particularly Heating (-) $21.3 $39.0 10 $189.8 4Q 2023 $135. 7 $165. 5 Adjusted Net Sales* ($M) $495.5 $418.0 4Q22 4Q23 Adjusted EBITDA* ($M) & EBITDA Margin $89.2 $75.5 4Q22 4Q23 18.0% 18.1%

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Capital Expenditures • $30.4 Million in 4Q 2023 Effective Tax Rate (ETR) • 23.9% Adj. ETR* in 4Q 2023 Restructuring & Related Costs • $44.4 Million in 4Q 2023 OTHER FINANCIAL UPDATES Balance Sheet at December 31, 2023 • Total Debt of $6,380.9 Million • Net Debt* of $5,745.6 Million • Net Debt*/Proforma Adj EBITDA (Including Synergies)* of 3.80 • Interest Coverage Ratio (Including Synergies)* of ~3.4 Adjusted Free Cash Flow* • $170.9 Million in 4Q 2023 ($683.1 Million for 2023) * Non-GAAP Financial Measurement, See Appendix For Reconciliation 11 4Q 2023

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Expect Strong Cash Flow & Y/Y Margin Gains Despite Modest Sales Decline 2024 OUTLOOK 12 4Q 2023 • Introducing Outlook For 2024 Adjusted Diluted EPS* In A Range Of $9.75 - $10.55 (M/P $10.15) • Revenue For 2024 Expected To Be ~$6.65 Billion • Adjusted EBITDA Margin For 2024 Expected To Be ~22% • Guidance Includes Industrial Motors & Generators Businesses For Full Year 2024 (Including Modeling Items) • Adjusted Free Cash Flow Expected To Be At Least $700 Million

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Expect Stronger 2H Performance As Destocking Pressures Abate SEGMENT OUTLOOK 13 4Q 2023

M otion Control Solutions Industrial System s Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 4Q 2023 Results, 2024 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

M otion Control Solutions Industrial System s Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 4Q 2023 Results, 2024 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

4Q 2023

APPENDIX

ADJUSTED DILUTED EARNINGS PER SHARE

Unaudited

	Three Months Ended		Year Ended	
	Dec 31, 2023	Dec 31, 2022	**Dec 31, 2023**	Dec 31, 2022
GAAP Earnings (Loss) Per Share	**$ 0.84**	$ 1.53	**$ (0.87)**	$ 7.29
Intangible Amortization	**0.96**	0.52	**3.49**	2.09
Restructuring and Related Costs [(a)]	**0.50**	0.21	**0.96**	0.65
Share-Based Compensation Expense [(b)]	**0.08**	0.06	**0.72**	0.28
Inventory and Operating Lease Asset Step Up	**0.01**	—	**0.62**	0.06
Impairments and Exit Related Costs	**0.04**	0.01	**0.11**	0.01
(Gain) Loss on Assets Held for Sale and Gain on Sale of Assets [(c)]	**(0.38)**	—	**1.31**	(0.04)
Goodwill Impairment	**—**	—	**0.86**	—
Transaction and Integration Related Costs [(d)]	**0.05**	0.39	**1.65**	0.47
Discrete Tax Items	**0.18**	(0.08)	**0.30**	(0.06)
Adjusted Diluted Earnings Per Share	**$ 2.28**	$ 2.64	**$ 9.15**	$ 10.75

(a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $11.8 Million of accelerated depreciation for the three months ended December 2023 and $19.3 Million for the year ended December 2023.

(b) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.

(c) For the three months and year ended December 31, 2023, primarily reflects the gain and loss on assets held for sale of $25.0 million and $87.7 million, respectively, related to the pending sale of the industrial motors and generators businesses.

(d) For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and integration and (2) legal, professional service, and rebranding costs associated with the pending sale of the industrial motors and generators businesses. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.

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©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 17 4Q 2023 2024 ADJUSTED ANNUAL GUIDANCE Unaudited Minimum Maximum 2024 GAAP Diluted EPS Annual Guidance $ 4.58 $ 5.38 Intangible Amortization 4.00 4.00 Restructuring and Related Costs (a) 0.42 0.42 Share-Based Compensation Expense 0.58 0.58 Operating Lease Asset Step Up 0.01 0.01 Transaction and Integration Related Costs (b) 0.16 0.16 2024 Adjusted Diluted EPS Annual Guidance $ 9.75 $ 10.55 (a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes the impact of accelerated depreciation. (b) Primarily relates to (1) legal, professional service and integration costs associated with the Altra Transaction and (2) legal, professional service, and rebranding costs associated with the pending sale of the industrial motors and generators businesses.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 18 4Q 2023 2024 NET INCOME TO ADJUSTED EBITDA ANNUAL GUIDANCE Unaudited (Dollars in Millions) Minimum Maximum Net Income $ 309.7 $ 362.9 Plus: Income Taxes 97.8 114.6 Plus: Interest Expense 383.8 383.8 Less: Interest Income (7.8) (7.8) Plus: Depreciation 185.0 185.0 Plus: Amortization 350.0 350.0 EBITDA $ 1,318.5 $ 1,388.5 Plus: Restructuring and Related Costs (a) 36.6 36.6 Plus: Share-Based Compensation Expense 50.2 50.2 Plus: Operating Lease Asset Step Up 1.0 1.0 Plus: Transaction and Integration Related Costs (b) 14.1 14.1 Adjusted EBITDA $ 1,420.4 $ 1,490.4 (a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes the impact of accelerated depreciation. (b) Primarily relates to (1) legal, professional service and integration costs associated with the Altra Transaction and (2) legal, professional service, and rebranding costs associated with the pending sale of the industrial motors and generators businesses.

4Q 2023

APPENDIX

ADJUSTED EBITDA

Unaudited (Dollars in Millions)	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord	
Three Months Ended	**Dec 31, 2023**	Dec 31, 2022	**Dec 31, 2023**	Dec 31, 2022	**Dec 31, 2023**	Dec 31, 2022	**Dec 31, 2023**	Dec 31, 2022	**Dec 31, 2023**	Dec 31, 2022
GAAP Income from Operations	**$ 46.3**	$ 55.2	**$ 47.2**	$ 65.6	**$ 52.5**	$ 24.4	**$ 31.0**	$ 6.5	**$ 177.0**	$ 151.7
Restructuring and Related Costs [(a)]	**24.6**	8.0	**14.4**	9.5	**3.9**	1.4	**1.5**	1.1	**44.4**	20.0
Inventory and Operating Lease Asset Step Up	**1.8**	—	**—**	—	**(0.2)**	—	**—**	—	**1.6**	—
Impairments and Exit Related Costs	**2.7**	0.9	**—**	—	**0.8**	—	**—**	—	**3.5**	0.9
(Gain) Loss on Assets Held for Sale [(b)]	**—**	—	**—**	—	**—**	—	**(25.0)**	—	**(25.0)**	—
Goodwill Impairment	**—**	—	**—**	—	**—**	—	**—**	—	**—**	—
Transaction and Integration Related Costs [(c)]	**3.6**	9.4	**0.5**	—	**0.8**	4.3	**2.4**	3.3	**7.3**	17.0
Adjusted Income from Operations*	**$ 79.0**	$ 73.5	**$ 62.1**	$ 75.1	**$ 57.8**	$ 30.1	**$ 9.9**	$ 10.9	**$ 208.8**	$ 189.6
Amortization	**$ 49.4**	$ 28.7	**$ 2.0**	$ 2.0	**$ 33.4**	$ 15.2	**$ 0.3**	$ 0.2	**$ 85.1**	$ 46.1
Depreciation	**22.1**	12.0	**8.0**	9.4	**11.4**	6.4	**—**	3.1	**41.5**	30.9
Share-Based Compensation Expense	**4.4**	2.1	**2.8**	2.1	**1.3**	0.9	**0.6**	0.4	**9.1**	5.5
Other Income, Net	**0.8**	0.4	**0.6**	0.6	**0.5**	0.2	**0.1**	0.1	**2.0**	1.3
Adjusted EBITDA	**$ 155.7**	$ 116.7	**$ 75.5**	$ 89.2	**$ 104.4**	$ 52.8	**$ 10.9**	$ 14.7	**$ 346.5**	$ 273.4
GAAP Operating Margin %	**7.1%**	13.4%	**11.3%**	13.2%	**12.5%**	12.1%	**25.9%**	4.8%	**11.0%**	12.2%
Adjusted Operating Margin %	**12.2%**	17.8%	**14.9%**	15.2%	**13.7%**	15.0%	**8.3%**	8.0%	**13.0%**	15.2%
Adjusted EBITDA Margin %	**24.0%**	28.3%	**18.1%**	18.0%	**24.8%**	26.2%	**9.1%**	10.8%	**21.5%**	22.0%

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(a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $11.8 Million of accelerated depreciation in 2023.

(b) Reflects the gain on assets held for sale of $25.0 million related to the pending sale of the industrial motors and generators businesses.

(c) Primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and integration and (2) legal, professional service, and rebranding costs associated with the pending sale of the industrial motors and generators businesses.

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©2023 Regal Rexnord Corporation, Proprietary and Confidential

4Q 2023 APPENDIX

ADJUSTED EBITDA	Year Ended									
Unaudited	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord	
(Dollars in Millions)	**Dec 31, 2023**	Dec 31, 2022	**Dec 31, 2023**	Dec 31, 2022	**Dec 31, 2023**	Dec 31, 2022	**Dec 31, 2023**	Dec 31, 2022	**Dec 31, 2023**	Dec 31, 2022
GAAP Income (Loss) from Operations	**$ 151.8**	$ 242.2	**$ 217.4**	$ 326.9	**$ 139.0**	$ 78.2	**$ (131.1)**	$ 43.1	**$ 377.1**	$ 690.4
Restructuring and Related Costs [(a)]	**34.7**	23.2	**38.5**	19.6	**8.9**	14.2	**2.3**	1.6	**84.4**	58.6
Inventory and Operating Lease Asset Step Up	**40.5**	3.0	**—**	—	**14.0**	2.5	**—**	—	**54.5**	5.5
Impairments and Exit Related Costs	**4.3**	0.9	**1.5**	—	**3.4**	—	**0.4**	—	**9.6**	0.9
Loss on Assets Held for Sale and Gain on Sale of Assets [(b)]	**—**	(2.6)	**—**	(0.7)	**(0.6)**	—	**87.7**	—	**87.1**	(3.3)
Goodwill Impairment	**—**	—	**—**	—	**—**	—	**57.3**	—	**57.3**	—
Transaction and Integration Related Costs [(c)]	**56.9**	13.3	**0.5**	—	**30.0**	5.7	**9.3**	5.3	**96.7**	24.3
Adjusted Income from Operations	**$ 288.2**	$ 280.0	**$ 257.9**	$ 345.8	**$ 194.7**	$ 100.6	**$ 25.9**	$ 50.0	**$ 766.7**	$ 776.4
Amortization	**$ 181.4**	$ 119.5	**$ 8.3**	$ 8.4	**$ 117.2**	$ 56.8	**$ 0.9**	$ 0.8	**$ 307.8**	$ 185.5
Depreciation	**78.4**	49.5	**37.1**	38.5	**41.0**	21.2	**9.2**	12.7	**165.7**	121.9
Share-Based Compensation Expense [(d)]	**29.4**	8.4	**10.5**	8.4	**16.0**	4.4	**2.3**	1.3	**58.2**	22.5
Other Income, Net	**3.3**	1.7	**2.6**	2.4	**2.1**	0.8	**0.7**	0.5	**8.7**	5.4
Adjusted EBITDA	**$ 580.7**	$ 459.1	**$ 316.4**	$ 403.5	**$ 371.0**	$ 183.8	**$ 39.0**	$ 65.3	**$1,307.1**	$1,111.7
GAAP Operating Margin %	**6.3%**	14.5%	**12.0%**	14.7%	**9.2%**	10.1%	**(25.1)%**	7.8%	**6.0%**	13.2%
Adjusted Operating Margin %	**12.0%**	16.8%	**14.3%**	15.5%	**12.8%**	13.0%	**5.0%**	9.1%	**12.3%**	14.9%
Adjusted EBITDA Margin %	**24.2%**	27.6%	**17.5%**	18.1%	**24.5%**	23.8%	**7.5%**	11.8%	**20.9%**	21.3%

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(a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $19.3 Million of accelerated depreciation in 2023.

(b) Primarily reflects the loss on assets held for sale of $87.7 million related to the pending sale of the industrial motors and generators businesses.

(c) For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and integration and (2) legal, professional service, and rebranding costs associated with the pending sale of the industrial motors and generators businesses. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.

(d) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.

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4Q 2023 APPENDIX

NET INCOME TO ADJUSTED EBITDA

Unaudited

(Dollars in Millions)

	Three Months Ended		Year Ended	
	Dec 31, 2023	Dec 31, 2022	**Dec 31, 2023**	Dec 31, 2022
Net Income (Loss)	**$ 56.6**	$ 102.7	**$ (54.3)**	$ 494.9
Plus: Income Taxes	**17.8**	8.9	**52.7**	118.9
Plus: Interest Expense	**107.7**	43.4	**431.0**	87.2
Less: Interest Income	**(3.1)**	(2.0)	**(43.6)**	(5.2)
Plus: Depreciation	**41.5**	30.9	**165.7**	121.9
Plus: Amortization	**85.1**	46.1	**307.8**	185.5
EBITDA	**305.6**	230.0	**859.3**	1,003.2
Plus: Restructuring and Related Costs [(a)]	**44.4**	20.0	**84.4**	58.6
Plus: Share-Based Compensation Expense [(b)]	**9.1**	5.5	**58.2**	22.5
Plus: Inventory and Operating Lease Asset Step Up	**1.6**	—	**54.5**	5.5
Plus: Impairments and Exit Related Costs	**3.5**	0.9	**9.6**	0.9
Plus: (Gain) Loss on Assets Held for Sale and Gain on Sale of Assets [(c)]	**(25.0)**	—	**87.1**	(3.3)
Plus: Goodwill Impairment	**—**	—	**57.3**	—
Plus: Transaction and Integration Related Costs [(d)]	**7.3**	17.0	**96.7**	24.3
Adjusted EBITDA	**$ 346.5**	$ 273.4	**$ 1,307.1**	$ 1,111.7

(a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $11.8 Million of accelerated depreciation for the three months ended December 2023 and $19.3 Million for the year ended December 2023.

(b) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.

(c) For the three months and year ended December 31, 2023, primarily reflects the gain and loss on assets held for sale of $25.0 million and $87.7 million, respectively, related to the pending sale of the industrial motors and generators businesses.

(d) For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and integration and (2) legal, professional service, and rebranding costs associated with the pending sale of the industrial motors and generators businesses. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.

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©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 22 4Q 2023 ADJUSTED NET SALES Unaudited (Dollars in Millions) Three Months Ended Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Dec 31, 2023 Dec 31, 2022 Dec 31, 2023 Dec 31, 2022 Dec 31, 2023 Dec 31, 2022 Dec 31, 2023 Dec 31, 2022 Dec 31, 2023 Dec 31, 2022 Net Sales $ 649.7 $ 412.3 $ 418.0 $ 495.5 $ 420.7 $ 201.3 $ 119.8 $ 135.6 $ 1,608.2 $ 1,244.7 Adjusted Net Sales $ 649.7 $ 412.3 $ 418.0 $ 495.5 $ 420.7 $ 201.3 $ 119.8 $ 135.6 $ 1,608.2 $ 1,244.7 ADJUSTED NET SALES Unaudited (Dollars in Millions) Year Ended Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Dec 31, 2023 Dec 31, 2022 Dec 31, 2023 Dec 31, 2022 Dec 31, 2023 Dec 31, 2022 Dec 31, 2023 Dec 31, 2022 Dec 31, 2023 Dec 31, 2022 Net Sales $ 2,403.5 $ 1,666.3 $ 1,808.9 $ 2,227.2 $ 1,516.8 $ 772.3 $ 521.5 $ 552.1 $ 6,250.7 $ 5,217.9 Adjusted Net Sales $ 2,403.5 $ 1,666.3 $ 1,808.9 $ 2,227.2 $ 1,516.8 $ 772.3 $ 521.5 $ 552.1 $ 6,250.7 $ 5,217.9

4Q 2023 APPENDIX

ADJUSTED EFFECTIVE TAX RATE

Unaudited (Dollars in Millions)	Three Months Ended Dec 31, 2023	Three Months Ended Dec 31, 2022	Year Ended Dec 31, 2023	Year Ended Dec 31, 2022
Income (Loss) before Taxes	**$ 74.4**	$ 111.6	**$ (1.6)**	$ 613.8
Provision for Income Taxes	**17.8**	8.9	**52.7**	118.9
Effective Tax Rate	**23.9 %**	8.0 %	**(3,293.8)%**	19.4 %
Income (Loss) before Taxes	**$ 74.4**	$ 111.6	**$ (1.6)**	$ 613.8
Intangible Amortization	**85.1**	46.1	**307.8**	185.5
Restructuring and Related Costs [a]	**44.4**	20.0	**84.4**	58.6
Share-Based Compensation Expense [b]	**9.1**	5.5	**58.2**	22.5
Inventory and Operating Lease Asset Step Up	**1.6**	—	**54.5**	5.5
Impairments and Exit Related Costs	**3.5**	0.9	**9.6**	0.9
(Gain) Loss on Assets Held for Sale and Gain on Sale of Assets [c]	**(25.0)**	—	**87.1**	(3.3)
Goodwill Impairment	**—**	—	**57.3**	—
Transaction and Integration Related Costs [d]	**7.3**	34.3	**136.0**	41.6
Adjusted Income before Taxes*	**$ 200.4**	$ 218.4	**$ 793.3**	$ 925.1
Provision for Income Taxes	**$ 17.8**	$ 8.9	**$ 52.7**	$ 118.9
Tax Effect of Intangible Amortization	**21.3**	11.3	**75.4**	45.5
Tax Effect of Restructuring and Related Costs	**11.3**	6.1	**21.0**	15.6
Tax Effect of Share-Based Compensation Expense	**4.2**	1.2	**10.5**	3.5
Tax Effect of Inventory and Operating Lease Asset Step Up	**0.4**	—	**13.1**	1.3
Tax Effect of Impairments and Exit Related Costs	**0.8**	0.2	**2.3**	0.2
Tax Effect of Loss on Assets Held for Sale and Gain on Sale of Assets	**—**	—	**—**	(0.8)
Tax Effect of Transaction and Integration Related Costs	**4.0**	8.2	**25.8**	10.0
Discrete Tax Items	**(11.9)**	5.7	**(20.1)**	4.3
Adjusted Provision for Income Taxes*	**$ 47.9**	$ 41.6	**$ 180.7**	$ 198.5
Adjusted Effective Tax Rate*	**23.9 %**	19.0 %	**22.8 %**	21.5 %

(a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $11.8 Million of accelerated depreciation for the three months ended December 2023 and $19.3 Million for the year ended December 2023.

(b) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.

(c) For the three months and year ended December 31, 2023, primarily reflects the gain and loss on assets held for sale of $25.0 million and $87.7 million, respectively, related to the pending sale of the industrial motors and generators businesses.

(d) For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and integration and (2) legal, professional service, and rebranding costs associated with the pending sale of the industrial motors and generators businesses. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.

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©2023 Regal Rexnord Corporation, Proprietary and Confidential

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 24 4Q 2023 ADJUSTED FREE CASH FLOW Unaudited (Dollars in Millions) Three Months Ended Year Ended Dec 31, 2023 Dec 31, 2022 Dec 31, 2023 Dec 31, 2022 Net Cash Provided by Operating Activities $ 201.3 $ 198.2 $ 715.3 $ 436.2 Payments for Certain Acquisition Costs (Net of Tax of $11.4 Million) (a) — — 86.9 — Adjusted Cash Flows from Operations* 201.3 198.2 802.2 436.2 Additions to Property Plant and Equipment (30.4) (29.2) (119.1) (83.8) Adjusted Free Cash Flow $ 170.9 $ 169.0 $ 683.1 $ 352.4 GAAP Net Income (Loss) Attributable to Regal Rexnord Corporation $ 55.9 $ 101.5 $ (57.4) $ 488.9 Certain Acquisition Costs (Net of Tax of $5.9 Million) (b) — — 32.3 — Write-Off of Bridge Facility Costs (Net of Tax of $4.1 Million) — — 13.0 — (Gain) Loss on Assets Held for Sale (Zero Tax Impact) (25.0) — 87.7 — Impairments (Net of Tax of $0.4 Million and $1.9 Million in 2023, respectively, and $0.2 Million in 2022) 1.3 0.7 63.2 0.7 Adjusted Net Income Attributable to Regal Rexnord Corporation* $ 32.2 $ 102.2 $ 138.8 $ 489.6 Adjusted Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Rexnord Corporation* 530.7% 165.4% 492.1% 72.0% (a) Reflects the payment of Regal Rexnord's and Altra's advisor success fees. (b) Reflects the charge related to Regal Rexnord's advisor success fees.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 25 4Q 2023 ORGANIC SALES GROWTH Unaudited (Dollars in Millions) Three Months Ended Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Net Sales Three Months Ended Dec 31, 2023 $ 649.7 $ 418.0 $ 420.7 $ 119.8 $ 1,608.2 Net Sales from Businesses Acquired (238.7) — (217.5) — (456.2) Impact from Foreign Currency Exchange Rates (3.3) (1.8) (2.1) (0.5) (7.7) Organic Sales Three Months Ended Dec 31, 2023 $ 407.7 $ 416.2 $ 201.1 $ 119.3 $ 1,144.3 Net Sales Three Months Ended Dec 31, 2022 $ 412.3 $ 495.5 $ 201.3 $ 135.6 $ 1,244.7 Adjusted Net Sales Three Months Ended Dec 31, 2022 $ 412.3 $ 495.5 $ 201.3 $ 135.6 $ 1,244.7 Three Months Ended Dec 31, 2023 Organic Sales Growth % (1.1) % (16.0) % (0.1) % (12.0) % (8.1) % Three Months Ended Dec 31, 2023 Net Sales Growth % 57.6% (15.6) % 109.0% (11.7) % 29.2%

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 26 4Q 2023 ORGANIC SALES GROWTH Unaudited (Dollars in Millions) Year Ended Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Net Sales Year Ended Dec 31, 2023 $ 2,403.5 $ 1,808.9 $ 1,516.8 $ 521.5 $ 6,250.7 Net Sales from Businesses Acquired (768.3) — (701.4) — (1,469.7) Impact from Foreign Currency Exchange Rates 0.1 8.4 2.1 6.9 17.5 Organic Sales Year Ended Dec 31, 2023 $ 1,635.3 $ 1,817.3 $ 817.5 $ 528.4 $ 4,798.5 Net Sales Year Ended Dec 31, 2022 $ 1,666.3 $ 2,227.2 $ 772.3 $ 552.1 $ 5,217.9 Adjusted Net Sales Year Ended Dec 31, 2022 $ 1,666.3 $ 2,227.2 $ 772.3 $ 552.1 $ 5,217.9 Year Ended Dec 31, 2023 Organic Sales Growth % (1.9) % (18.4) % 5.9% (4.3) % (8.0) % Year Ended Dec 31, 2023 Net sales Growth % 44.2% (18.8) % 96.4% (5.5) % 19.8%

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 27 4Q 2023 DEBT TO EBITDA Unaudited (Dollars in Millions) Last Twelve Months Dec 31, 2023 Proforma Net Loss (a) $ (84.4) Plus: Income Taxes 45.3 Plus: Interest Expense 463.3 Less: Interest Income (14.4) Plus: Depreciation 181.5 Plus: Amortization 346.2 Proforma EBITDA* $ 937.5 Plus: Restructuring and Related Costs (b) 85.8 Plus: Share-Based Compensation Expense (c) 61.8 Plus: Inventory and Operating Lease Asset Step Up 54.5 Plus: Impairments and Exit Related Costs 9.6 Plus: Loss on Assets Held for Sale and Gain on Sale of Assets (d) 87.1 Plus: Goodwill Impairment 57.3 Plus: Transaction and Integration Related Costs (e) 98.9 Proforma Adjusted EBITDA*(f) $ 1,392.5 Current Maturities of Long-Term Debt $ 3.9 Long-Term Debt 6,377.0 Total Gross Debt $ 6,380.9 Cash (g) (635.3) Net Debt $ 5,745.6 Gross Debt/Proforma Adjusted EBITDA 4.58 Net Debt/Proforma Adjusted EBITDA (f) 4.13 Interest Coverage Ratio (f) 3.10 (a) Includes Altra results. (b) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $19.3 Million of accelerated depreciation in 2023. (c) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023. (d) Primarily reflects the loss on assets held for sale of $87.7 million related to the pending sale of the industrial motors and generators businesses. (e) Primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and integration and (2) legal, professional service, and rebranding costs associated with the pending sale of the industrial motors and generators businesses. (f) Synergies expected to be realized within the next 24 months are included in the calculation of EBITDA that serves as the basis for financial covenant compliance for certain of the Company's debt. The Company expects to realize synergies related to the Altra merger of $120 million within 24 months. The impact of the synergies is as follows: Proforma Adjusted EBITDA $ 1,392.5 Altra Synergies to be Realized Within 24 months 120.0 Proforma Adjusted EBITDA (including synergies) $ 1,512.5 Net Debt/Proforma Adjusted EBITDA (including synergies) 3.80 Proforma Interest Expense $ 463.3 Proforma Interest Income (14.4) Proforma Net Interest Expense $ 448.9 Interest Coverage Ratio(1) 3.10 Interest Coverage Ratio (including synergies)(2) 3.37 (1) Computed as Proforma Adjusted EBITDA/Proforma Net Interest Expense (2) Computed as Proforma Adjusted EBITDA (including synergies)/Proforma Net Interest Expense (g) This amount includes $61.3 Million cash and cash equivalents included in Assets Held for Sale.

4Q 2023 APPENDIX

PROFORMA NET LOSS

Unaudited

(Dollars in Millions)

The following proforma net loss has been prepared in accordance with Article 11 of Regulation S-X in order to give effect to the Altra Transaction and related debt financing as if they had occurred on January 2, 2022, the first day of Regal Rexnord's fiscal year 2022.

	Regal Rexnord Year Ended December 31, 2023	Altra January 1, 2023 to March 27, 2023	Transaction Accounting Adjustments - Altra Transaction (Note 1)	Transaction Accounting Adjustments - Debt Financing (Note 2)	Proforma Combined
Net (Loss) Income	(54.3)	31.4	(13.4)	(48.1)	**(84.4)**

Note 1 - Proforma Transaction Accounting Adjustments - Altra Transaction

Property, Plant and Equipment Depreciation Step Up[(1)]	$	(5.3)
Incremental Charge in Amortization of Intangible Assets[(2)]		(20.1)
Removal of Historical Altra Interest Expense[(3)]		12.0
		(13.4)

(1) Adjustment for incremental depreciation expense relating to the estimated preliminary step-up in fair value of Property, Plant and Equipment

(2) Adjustment for incremental amortization expense relating to the estimated preliminary fair value of intangible assets recognized in the Altra Transaction

(3) Adjustment to remove interest expense related to the Altra debt that was settled in connection with the Altra Transaction

Note 2 - Proforma Transaction Accounting Adjustments - Debt Financing

New Interest Expense on Debt Financing[(4)]	(25.1)
Removal of Interest Income[(5)]	(23.0)
	(48.1)

(4) Adjustment to recognize interest expense on the new debt related to the Altra Transaction

(5) Adjustment to remove interest income associated with income earned on the investment of the proceeds of the debt financing prior to the close of the Altra Transaction during the three months ended March 31, 2023

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©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 29 4Q 2023 PRO FORMA ORGANIC SALES GROWTH (INCLUDING ALTRA) Unaudited (Dollars in Millions) Three Months Ended December 31, 2023 Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Net Sales Three Months Ended Dec 31, 2023 $ 649.7 $ 418.0 $ 420.7 $ 119.8 $ 1,608.2 Impact from Foreign Currency Exchange Rates (7.7) (1.8) (2.1) (0.5) (12.1) Pro Forma Organic Sales Three Months Ended Dec 31, 2023 $ 642.0 $ 416.2 $ 418.6 $ 119.3 $ 1,596.1 Net Sales Three Months Ended Dec 31, 2022 $ 412.3 $ 495.5 $ 201.3 $ 135.6 $ 1,244.7 Net Sales from Businesses Acquired 239.3 — 230.1 — 469.4 Pro Forma Adjusted Net Sales Three Months Ended Dec 31, 2022 $ 651.6 $ 495.5 $ 431.4 $ 135.6 $ 1,714.1 Three Months Ended Dec 31, 2023 Pro Forma Organic Sales Growth % (1.5) % (a) (16.0) % (3.0) % (a) (12.0) % (6.9) % (a) Three Months Ended Dec 31, 2023 Pro Forma Net Sales Growth % (0.3) % (b) (15.6) % (2.5) % (b) (11.7) % (6.2) % (b) (a) Amounts adjusted to reflect pro forma organic sales growth. (b) Amounts adjusted to reflect pro forma net sales growth.

4Q 2023 APPENDIX

PRO FORMA ORGANIC SALES GROWTH (INCLUDING ALTRA)

Unaudited

(Dollars in Millions)

	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord	
	Year Ended December 31, 2023					
Net Sales Year Ended Dec 31, 2023	$ 2,403.5	$ 1,808.9	$ 1,516.8	$ 521.5	$ 6,250.7	(d)
Net Sales from Businesses Acquired	234.4	—	216.7	—	451.1	(d)
Impact from Foreign Currency Exchange Rates	(3.7)	8.4	12.8	6.9	24.4	
Pro Forma Organic Sales Year Ended Dec 31, 2023	$ 2,634.2	$ 1,817.3	$ 1,746.3	$ 528.4	$ 6,726.2	
Net Sales Year Ended Dec 31, 2022	$ 1,666.3	$ 2,227.2	$ 772.3	$ 552.1	$ 5,217.9	
Net Sales from Businesses Acquired [(a)]	982.2	—	921.9	—	1,904.1	
Pro Forma Adjusted Net Sales Year Ended Dec 31, 2022	$ 2,648.5	$ 2,227.2	$ 1,694.2	$ 552.1	$ 7,122.0	
Year Ended Dec 31, 2023 Pro Forma Organic Sales Growth %	(0.5)% (b)	(18.4)%	3.1 % (b)	(4.3)%	(5.6)% (b)	
Year Ended Dec 31, 2023 Pro Forma Net Sales Growth %	(9.3)% (c)	(18.8)%	(10.5)% (c)	(5.5)%	(12.2)% (c)	

(a) Excludes the revenues from Altra's Jacobs Vehicle Systems business, which was sold in April 2022.
(b) Amounts adjusted to reflect pro forma organic sales growth.
(c) Amounts adjusted to reflect pro forma net sales growth.
(d) Total represents Pro Forma Net Sales for the year ended December 2023 of $6,701.8 Million.

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©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 31 4Q 2023 ADJUSTED GROSS MARGIN Unaudited (Dollars in Millions) Three Months Ended December 31, 2023 Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Net Sales $ 649.7 $ 418.0 $ 420.7 $ 119.8 $ 1,608.2 Gross Margin $ 226.5 $ 135.4 $ 169.6 $ 31.7 $ 563.2 Restructuring and Related Costs (a) 6.5 2.5 1.1 — 10.1 Inventory and Operating Lease Asset Step Up 1.8 — (0.2) — 1.6 Adjusted Gross Margin $ 234.8 $ 137.9 $ 170.5 $ 31.7 $ 574.9 Gross Margin % 34.9% 32.4% 40.3% 26.5% 35.0 % Adjusted Gross Margin % 36.1% 33.0% 40.5% 26.5% 35.7% (a) Relates to costs associated with actions taken for facility consolidations and site closures, product line exits and other asset charges. Includes $11.8M accelerated depreciation.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 32 4Q 2023 ADJUSTED GROSS MARGIN Unaudited (Dollars in Millions) Year Ended December 31, 2023 Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Net Sales $ 2,403.5 $ 1,808.9 $ 1,516.8 $ 521.5 $ 6,250.7 Gross Margin $ 844.1 $ 524.9 $ 582.4 $ 115.9 $ 2,067.3 Restructuring and Related Costs (a) 11.2 21.8 3.7 — 36.7 Inventory and Operating Lease Asset Step Up 40.5 — 14.0 — 54.5 Adjusted Gross Margin $ 895.8 $ 546.7 $ 600.1 $ 115.9 $ 2,158.5 Gross Margin % 35.1% 29.0% 38.4% 22.2% 33.1 % Adjusted Gross Margin % 37.3% 30.2% 39.6% 22.2% 34.5% (a) Relates to costs associated with actions taken for facility consolidations and site closures, product line exits and other asset charges. 2023 includes $19.3M accelerated depreciation.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 33 4Q 2023 ADJUSTED GROSS MARGIN Unaudited (Dollars in Millions) Year Ended December 31, 2022 Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Net Sales $ 1,666.3 $ 2,227.2 $ 772.3 $ 552.1 $ 5,217.9 Gross Margin $ 653.8 $ 611.1 $ 274.8 $ 130.0 $ 1,669.7 Restructuring and Related Costs (a) 19.1 14.5 12.1 1.3 47.0 Inventory Step Up 3.0 — 2.5 — 5.5 Adjusted Gross Margin $ 675.9 $ 625.6 $ 289.4 $ 131.3 $ 1,722.2 Gross Margin % 39.2% 27.4% 35.6% 23.5% 32.0 % Adjusted Gross Margin % 40.6% 28.1% 37.5% 23.8% 33.0% (a) Relates to costs associated with actions taken for facility consolidations and site closures, product line exits and other asset charges. 2023 includes $19.3M accelerated depreciation.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 34 4Q 2023 PRO FORMA NET INCOME TO ADJUSTED EBITDA Unaudited (Dollars in Millions) Three Months Ended Year Ended Dec 31, 2022 Dec 31, 2023 Dec 31, 2022 Pro Forma Net Sales $ 1,714.1 $ 6,701.8 $ 7,162.1 Nets Sales from Businesses Divested/to be Exited (a) — — (40.1) Pro Forma Adjusted Net Sales $ 1,714.1 $ 6,701.8 $ 7,122.0 Pro Forma Net Income (Loss) 42.3 (84.4) 277.3 Plus: Income Taxes (2.1) 45.3 88.0 Plus: Interest Expense 128.6 463.3 428.0 Less: Interest Income (2.0) (14.4) (5.2) Plus: Depreciation 47.6 181.5 189.8 Plus: Amortization 86.9 346.2 348.7 Pro Forma EBITDA 301.3 937.5 1,326.6 Plus: Restructuring and Related Costs 19.1 85.8 65.5 Plus: Share-Based Compensation Expense 8.7 61.8 37.8 Plus: Inventory and Operating Lease Asset Step Up — 54.5 15.3 Plus: Impairments and Exit Related Costs 2.8 9.6 14.1 Plus: Loss on Assets Held for Sale and Gain on Sale of Assets — 87.1 (3.3) Plus: Goodwill Impairment — 57.3 — Plus: Transaction and Integration Related Costs 30.1 98.9 39.1 Less: Jacobs Vehicle Systems Adjusted EBITDA — — (9.3) Pro Forma Adjusted EBITDA $ 362.0 $ 1,392.5 $ 1,485.8 Pro Forma Adjusted EBITDA Margin % 21.1% 20.8% 20.9% (a) This represents Altra's Jacobs Vehicle Systems net sales, which was sold in April 2022.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 35 4Q 2023 PROFORMA NET INCOME Unaudited (Dollars in Millions) The following proforma net income has been prepared in accordance with Article 11 of Regulation S-X in order to give effect to the Altra Transaction and related debt financing as if they had occurred on January 2, 2022, the first day of Regal Rexnord’s fiscal year 2022. Regal Rexnord Three Months Ended December 31, 2022 Altra Three Months Ended December 31, 2022 Transaction Accounting Adjustments - Altra Transaction (Note 1) Transaction Accounting Adjustments - Debt Financing (Note 2) Proforma Combined Net Income 102.7 22.3 (15.9) (66.8) 42.3 Note 1 - Proforma Transaction Accounting Adjustments - Altra Transaction Property, Plant and Equipment Depreciation Step Up(1) $ (5.7) Incremental Charge in Amortization of Intangible Assets(2) (21.5) Removal of Historical Altra Interest Expense(3) 11.3 (15.9) (1) Adjustment for incremental depreciation expense relating to the estimated preliminary step-up in fair value of Property, Plant and Equipment (2) Adjustment for incremental amortization expense relating to the estimated preliminary fair value of intangible assets recognized in the Altra Transaction (3) Adjustment to remove interest expense related to the Altra debt that was settled in connection with the Altra Transaction Note 2 - Proforma Transaction Accounting Adjustments - Debt Financing New Interest Expense on Debt Financing(4) (66.8) (4) Adjustment to recognize interest expense on the new debt related to the Altra Transaction

4Q 2023

APPENDIX

PROFORMA NET INCOME

Unaudited

(Dollars in Millions)

The following proforma net income has been prepared in accordance with Article 11 of Regulation S-X in order to give effect to the Altra Transaction and related debt financing as if they had occurred on January 2, 2022, the first day of Regal Rexnord's fiscal year 2022.

	Regal Rexnord Year Ended December 31, 2022	Altra Year Ended December 31, 2022	Transaction Accounting Adjustments - Altra Transaction (Note 1)	Transaction Accounting Adjustments - Debt Financing (Note 2)	Proforma Combined
Net Income	494.9	127.0	(77.4)	(267.2)	**277.3**

Note 1 - Proforma Transaction Accounting Adjustments - Altra Transaction		
Inventory Step-up[(1)]	$	(5.8)
Property, Plant and Equipment Depreciation Step-up[(2)]		(22.8)
Incremental Charge in Amortization of Intangible Assets[(3)]		(85.1)
Transaction Costs[(4)]		(3.3)
Removal of Historical Altra Interest Expense[(5)]		39.6
		(77.4)

(1) Adjustment for incremental depreciation expense relating to the estimated preliminary step-up in fair value of Property, Plant and Equipment

(2) Adjustment for incremental amortization expense relating to the estimated preliminary fair value of intangible assets recognized in the Altra Transaction

(3) Adjustment to remove interest expense related to the Altra debt that was settled in connection with the Altra Transaction

(4) Adjustment for additional transaction costs to be incurred by Regal Rexnord, consisting primarily of estimated expense for employee retention bonuses

(5) Adjustment to remove interest expense related to the Altra debt that was settled in connection with the Altra Transaction

Note 2 - Proforma Transaction Accounting Adjustments - Debt Financing	
New Interest Expense on Debt Financing[(6)]	**(267.2)**

(6) Adjustment to recognize interest expense on the new debt related to the Altra Transaction

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©2023 Regal Rexnord Corporation, Proprietary and Confidential

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 37 4Q 2023 PRO FORMA ADJUSTED EBITDA Unaudited Three Months Ended December 31, 2022 (Dollars in Millions) Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Pro Forma Net Sales $ 651.6 $ 495.5 $ 431.4 $ 135.6 $ 1,714.1 Pro Forma Adjusted Net Sales $ 651.6 $ 495.5 $ 431.4 $ 135.6 $ 1,714.1 Pro Forma GAAP Income from Operations $ 55.8 $ 65.6 $ 39.9 $ 6.5 $ 167.8 Transaction and Related Costs 14.5 — 9.3 3.3 27.1 Inventory Step Up — — — — — Restructuring and Related Costs 9.9 9.5 1.6 1.1 22.1 Impairments and Exit Related Costs 0.9 — 1.9 — 2.8 Gain on Sale of Assets — — — — — Pro Forma Adjusted Income from Operations $ 81.1 $ 75.1 $ 52.7 $ 10.9 $ 219.8 Amortization $ 49.3 $ 2.0 $ 35.4 $ 0.2 $ 86.9 Depreciation 21.9 9.4 13.2 3.1 47.6 Share-Based Compensation Expense 3.7 2.1 2.5 0.4 8.7 Other Income, Net (0.8) 0.6 (0.9) 0.1 (1.0) Pro Forma Adjusted EBITDA $ 155.2 $ 89.2 $ 102.9 $ 14.7 $ 362.0 Pro Forma Adjusted EBITDA Margin % 23.8% 18.0% 23.9% 10.8% 21.1%

4Q 2023 APPENDIX

PROFORMA GAAP INCOME FROM OPERATIONS

Unaudited
(Dollars in Millions)

The following proforma income from operations has been prepared in accordance with Article 11 of Regulation S-X in order to give effect to the Altra Transaction and related debt financing as if they had occurred on January 2, 2022, the first day of Regal Rexnord's fiscal year 2022.

	Segment	Regal Rexnord Three Months Ended December 31, 2022	Altra Three Months Ended December 31, 2022	Transaction Accounting Adjustments - Altra Transaction (Note 1)	Proforma Combined
GAAP Income from Operations	Industrial Powertrain Solutions	55.2	24.1	(23.5)	**55.8**
GAAP Income from Operations	Power Efficiency Solutions	65.6	—	—	**65.6**
GAAP Income from Operations	Automation & Motion Control	24.4	26.5	(11.0)	**39.9**
GAAP Income from Operations	Industrial Systems	6.5	—	—	**6.5**
GAAP Income from Operations	Total Regal Rexnord	151.7	50.6	(34.5)	**167.8**

Note 1 - Proforma Transaction Accounting Adjustments - Altra Transaction

	Industrial Powertrain Solutions	Automation & Motion Control
Property, Plant and Equipment Depreciation Step Up[1]	(4.8)	(2.5)
Incremental Charge in Amortization of Intangible Assets[2]	(18.7)	(8.5)
	(23.5)	**(11.0)**

(1) Adjustment for incremental depreciation expense relating to the estimated preliminary step-up in fair value of Property, Plant and Equipment
(2) Adjustment for incremental amortization expense relating to the estimated preliminary fair value of intangible assets recognized in the Altra Transaction

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Creating a better tomorrow™...
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©2023 Regal Rexnord Corporation, Proprietary and Confidential